UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement.         [_]  Soliciting Material pursuant to
[_]  Confidential, For Use of the              Section 240. 14a-11(c) of Section
     Commission Only (as permitted             240. 14a-12.
     by Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[_]  Definitive Additional Materials.




                          The High Yield Plus Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials.

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 17, 2004 at 10:00 a.m., Eastern Time, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1)  To elect two Class I Directors of the Fund; and

     (2) To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on June 18, 2004 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                             By Order of the Board of Directors,


                                             /s/ ARTHUR BROWN


                                             ARTHUR J. BROWN
                                               SECRETARY
Dated: July 2, 2004



--------------------------------------------------------------------------------

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 17, 2004

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") on behalf of the Board of Directors of the Fund (the "Board") in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on August 17, 2004 at 10:00 a.m., Eastern Time, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As discussed more fully below, stockholders of the Fund are being asked to vote on a proposal to elect two Directors of the Fund. The Board knows of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a properly executed proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on June 18, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had 15,931,764.2479 shares of common stock outstanding and entitled to vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about July 13, 2004.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Securities Incorporated ("Prudential Securities"), an affiliate of Prudential Investments LLC, the Fund's administrator
("Administrator"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of shares, will be borne by the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the Fund's outstanding common stock is required for a quorum. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. The affirmative vote of a majority of the shares present at the Meeting is required to elect each Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjourn-ments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in "street name" for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted "FOR" or "AGAINST" any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote "AGAINST" an adjournment or "AGAINST" the proposed nominees for Directors because the required vote is a percentage of the shares present at the Meeting.

     As of the Record Date, Management does not know of any person or group who owned of record or beneficially 5% or more of the Fund's outstanding common stock. In addition, Directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding common stock as of June 18, 2004.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO EQUISERVE TRUST COMPANY, N.A., P.O. BOX 43010, PROVIDENCE, RHODE ISLAND 02940-3010.

                              ELECTION OF DIRECTORS

                                    PROPOSAL

     The Fund's Board of Directors is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years or until their successors are elected and qualified. The classification of the Fund's Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. Because of this classification, under normal circumstances, at least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

     The current Class I Directors, Eugene C. Dorsey and David E. A. Carson, each have terms expiring in 2004. The Fund's Nominating Committee, consisting solely of the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act") ("Independent Directors"), reviewed the qualifications, experience and background of Mr. Dorsey. Based upon this review, the Committee determined that nominating Mr. Dorsey would be in the best interests of the Fund's stockholders. The Fund's Board believes Mr. Dorsey is well suited for service on the Board due to his familiarity with the Fund, as a result of his prior service as Director, and his familiarity with closed-end and open-end investment company operations. The Fund's Nominating Committee also reviewed the qualifications, experience and background of Mr. Carson, who was appointed to the Board on May 25, 2004. Based upon this review, the Committee determined that nominating Mr. Carson would be in the best interests of the Fund's stockholders. The Fund's Board believes Mr. Carson is well suited for service on the Board due to his familiarity with the mutual fund industry as well as his prior experience in serving as Director for certain mutual fund complexes.

     At a meeting on May 25, 2004, the Board received the recommendation of the Nominating Committee. After discussion and consideration of, among other things, their respective backgrounds, the Board voted to nominate Eugene C. Dorsey and David E. A. Carson (collectively, the "Director Nominees") for election as Class I Directors with a term expiring in 2007.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of Messrs. Dorsey and Carson. Messrs. Dorsey and Carson each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that Messrs. Dorsey and Carson will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend. None of the Directors is related to one another.

     The following tables set forth certain information regarding each of the Directors and officers of the Fund. Unless otherwise noted, each of the Directors and officers has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2004 ANNUAL MEETING

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                             POSITION(S) HELD                                                          IN FUND
                              WITH FUND AND                PRINCIPAL OCCUPATION                        COMPLEX
                                 LENGTH OF              DURING PAST FIVE YEARS AND                    OVERSEEN
   NAME, ADDRESS(1), AGE      TIME SERVED(2)      OTHER DIRECTORSHIPS HELD BY DIRECTOR(3)           BY DIRECTOR(4)
   ---------------------    ------------------    ---------------------------------------           --------------

CLASS I (TERM EXPIRING IN 2007, IF ELECTED)

INDEPENDENT DIRECTORS

EUGENE C. DORSEY,           Director since 1996.  Retired. Chairman, Independent Sector,                  1
Age 77                                            Washington, D.C. (national coalition of
                                                  philanthropic organizations) (1989-1992);
                                                  President, Chief Executive Officer and Trustee,
                                                  Gannett Foundation (now Freedom Forum)
                                                  publisher of four Gannett newspapers (1963-1981);
                                                  Vice President of Gannett Co., Inc. (publishing)
                                                  (1978-1981); former Chairman of the American
                                                  Council for the Arts; former Director, Advisory
                                                  Board of Chase Manhattan Bank of Rochester.

DAVID E. A. CARSON,         Director since 2004.  Retired. Director (January 2000 to May 2000),           4
Age 69                                            Chairman (January 1999 to December 1999),
                                                  Chairman and Chief Executive Officer (January
                                                  1998 to December 1998) and President, Chairman
                                                  and Chief Executive Officer (1983-1997) of
                                                  People's Bank.

                                                  Currently, Director or Trustee of 90 portfolios
                                                  within the Prudential mutual fund complex(5);
                                                  Director of United Illuminating and
                                                  UIL Holdings (utility company).

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                             POSITION(S) HELD                                                         IN FUND
                              WITH FUND AND               PRINCIPAL OCCUPATION                         COMPLEX
                                 LENGTH OF             DURING PAST FIVE YEARS AND                     OVERSEEN
   NAME, ADDRESS(1), AGE      TIME SERVED(2)      OTHER DIRECTORSHIPS HELD BY DIRECTOR(3)           BY DIRECTOR(4)
   ---------------------    ------------------    ---------------------------------------           --------------


CLASS II (TERM EXPIRING IN 2005)

INDEPENDENT DIRECTORS

ROBERT E. LA BLANC,         Director since 1999.  President of Robert E. La Blanc Associates, Inc.        4
Age 70                                            (information technologies consulting) (since 1981);
                                                  Vice-Chairman of Continental Telecom, Inc.
                                                  (1979-1981); General Partner at Salomon
                                                  Brothers Inc. (1969-1979).

                                                  Currently, Director or Trustee of 98 portfolios
                                                  within the Prudential mutual fund complex(5);
                                                  Director of FiberNet Telecom Group, Inc.
                                                  (telecommunications), Computer Associates
                                                  International, Inc. (computer software), Avatech
                                                  Solutions, Inc. (computer software), Titan
                                                  Corporation (electronics) and Chartered
                                                  Semiconductor Manufacturing, Ltd.
                                                  (semiconductors); Trustee of Manhattan College.

DOUGLAS H.                  Director since 1996.  Chairman, President and CEO of Gannett Co., Inc.        4
MCCORKINDALE,                                     (publishing and media) (since February 2001);
Age 64                                            President and CEO (June 2000-January 2001),
                                                  President (1997-April 2000) and Vice Chairman
                                                  (1984-1997) of Gannett Co., Inc.

                                                  Currently, Director or Trustee of 91 portfolios within
                                                  the Prudential mutual fund complex(5); Director of
                                                  Gannett Co., Inc., Lockheed Martin Corp. (aerospace
                                                  and defense), Continental Airlines, Inc., and Mutual
                                                  Insurance Company, Ltd.

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                             POSITION(S) HELD                                                         IN FUND
                              WITH FUND AND               PRINCIPAL OCCUPATION                         COMPLEX
                                 LENGTH OF             DURING PAST FIVE YEARS AND                     OVERSEEN
   NAME, ADDRESS(1), AGE      TIME SERVED(2)      OTHER DIRECTORSHIPS HELD BY DIRECTOR(3)           BY DIRECTOR(4)
   ---------------------    ------------------    ---------------------------------------           --------------

CLASS III (TERM EXPIRING IN 2006)

INDEPENDENT DIRECTORS

CLAY T. WHITEHEAD,          Director since 2000.  President of YCO, Inc. (telecommunications)             4
Age 65                                            (since 1987); Distinguished Visiting Professor,
                                                  George Mason University (since 2003).

                                                  Currently, Director or Trustee of 96 portfolios
                                                  within the Prudential mutual fund complex(5).

DIRECTOR WHO IS AN "INTERESTED PERSON"(6)

THOMAS T. MOONEY,           Director since 1988.  Chief Executive Officer, Rochester Business             1
Age 62                      Also Chairman of      Alliance, Inc. (since 2002) (economic development
                            the Board and         and business advocacy); Director and Vice-President,
                            President.            Hi Technology of Rochester (since 2004); President,
                                                  Greater Rochester Metro Chamber of Commerce
                                                  (1976-2002); formerly Deputy City Manager and
                                                  City Manager of Rochester, New York; formerly
                                                  Deputy County Manager of the County of
                                                  Monroe, New York.

                                                  Currently, Director or Trustee of 81 portfolios within
                                                  the Prudential mutual fund complex(5); Director of Blue
                                                  Cross Blue Shield of Rochester (insurance), Executive
                                                  Service Corps of Rochester, Inc. (management
                                                  consulting), Rochester Individual Practice
                                                  Association, Inc. (health care) and Rural/Metro
                                                  Medical Services, Inc. (ambulance service).

                      INFORMATION ABOUT THE FUND'S OFFICERS

                                     POSITION(S) HELD WITH FUND                     PRINCIPAL OCCUPATION
    NAME, ADDRESS(1), AGE            AND LENGTH OF TIME SERVED(2)                  DURING PAST FIVE YEARS
    ---------------------            ----------------------------             ---------------------------------

ARTHUR J. BROWN, Age 55                  Secretary since 1988.            Partner, Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW                                             (law firm and counsel to the Fund).
Washington, D.C. 20036

R. CHARLES MILLER, Age 46                Assistant  Secretary             Partner,  Kirkpatrick & Lockhart LLP.
1800 Massachusetts Avenue, NW            since 1999.
Washington, D.C. 20036

GRACE C. TORRES, Age 44                  Treasurer and Principal          Senior Vice President and Assistant
                                         Financial and                    Treasurer (since May 2003) of American
                                         Accounting Officer               Skandia Investment Services, Inc. and
                                         since 2002.                      American Skandia Advisory Services,
                                                                          Inc.; Senior Vice President (since January
                                                                          2000) of Prudential  Investments LLC;
                                                                          First Vice President (December 1996-January
                                                                          2000) of Prudential Investments LLC;
                                                                          First Vice President (March 1993-1999) of
                                                                          Prudential Securities.

------------------

(1) The address for each Director and Ms. Torres is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

(2) Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's by-laws or charter or by statute. Officers of the Fund are elected and appointed by the Board of Directors for one-year terms.

(3) This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The  Fund's  Fund  Complex  consists  of a  group  of  four  portfolios  of investment companies that are advised or sub-advised by Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"). The Fund's Fund Complex includes the Fund, Strategic Partners Real Estate Securities Fund and the Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio of Target Portfolio Trust.

(5) The Prudential mutual fund complex consists of all investment companies managed by Prudential Investments LLC. Effective May 1, 2004, the funds for which Prudential Investments LLC serves as manager include The Prudential Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

(6) Indicates an "interested person" of the Fund, as defined in 1940 Act. Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

COMPENSATION OF DIRECTORS

     The Fund currently pays each Director an annual fee of $5,000, plus travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings. Directors also receive $500 for each committee meeting they attend held on the same day as a Board meeting, $500 for each telephonic Board or committee meeting they attend and $1,000 for each in-person special Board or committee meeting they attend. Due to his additional duties as Chairman of the Board, Mr. Mooney receives an additional annual fee of $4,000 from the Fund. The table below includes certain information relating to the compensation of the Fund's Directors paid by the Fund for the fiscal year ended March 31, 2004, as well as information regarding compensation from the Fund's Fund Complex for the year ended December 31, 2003. Annual Board fees may be reviewed periodically and changed by the Fund's Board.

-------------------------------------------------------------------------------------------------------------------
                                                COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                         Pension or                               Total
                                                         Retirement                           Compensation
                                                          Benefits          Estimated           From the
                                                         Accrued as          Annual             Fund and
                                     Aggregate           Part of the        Benefits            the Fund
                                   Compensation            Fund's             Upon            Complex Paid
  Name of Director                 From the Fund          Expenses         Retirement         to Directors
-------------------------------------------------------------------------------------------------------------------
  David E. A. Carson*                   N/A                  N/A               N/A                 N/A
-------------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey**                  $6,500                 N/A               N/A               $ 6,000
-------------------------------------------------------------------------------------------------------------------
  Robert E. La Blanc                  $6,500                 N/A               N/A               $10,741
-------------------------------------------------------------------------------------------------------------------
  Douglas H. McCorkindale             $5,500                 N/A               N/A               $ 8,112
-------------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                    $9,000                 N/A               N/A               $14,160
-------------------------------------------------------------------------------------------------------------------
  Clay T. Whitehead                   $6,000                 N/A               N/A               $ 8,742
-------------------------------------------------------------------------------------------------------------------

------------------

 *   Mr. Carson was appointed to the Board on May 25, 2004.

** All compensation from the Fund and Fund Complex to Mr. Dorsey for the calendar year ended December 31, 2003 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $5,000 and $5,000 respectively.

DIRECTORS' OWNERSHIP OF FUND SECURITIES

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all registered investment companies in the Fund Complex as of December 31, 2003.

                                       AGGREGATE DOLLAR              AGGREGATE DOLLAR RANGE OF SECURITIES
                                      RANGE OF SECURITIES              IN INVESTMENT COMPANIES OVERSEEN
    NAME OF DIRECTOR                      IN THE FUND                     BY DIRECTOR IN FUND COMPLEX
  --------------------                ------------------              -----------------------------------

INDEPENDENT DIRECTORS
David E. A. Carson                            None                                   None
Eugene C. Dorsey                              None                                   None
Robert E. LaBlanc                          $1-$10,000                           $10,001-$50,000
Douglas H. McCorkindale                       None                                   None
Clay T. Whitehead                          $1-$10,000                             $1-$10,000

DIRECTORS WHO ARE "INTERESTED PERSONS"
Thomas T. Mooney                              None                                   None

Douglas H. McCorkindale, an Independent Director of the Fund, owns limited partnership interests in four hedge funds managed by an affiliate of the Investment Adviser.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors met four times during the Fund's fiscal year ended March 31, 2004, and each Director, except Mr. McCorkindale, attended at least 75% of the total number of meetings of the Board. Mr. McCorkindale attended two of the four meetings of the Board. The Board of Directors has an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee ("QLCC"). Each of the Committees consists of all those Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and who are "independent" as defined in the listing standards of the New York Stock Exchange ("NYSE") (the "Independent Directors") except for the QLCC, which consists of all such Directors except Mr. Carson.

AUDIT COMMITTEE

     The Fund has a standing Audit Committee that consists of all the Independent Directors of the Fund, currently Messrs. Carson, Dorsey, La Blanc, McCorkindale and Whitehead, all of whom are independent and financially literate, as defined in Section 303 of the listing standards of the New York Stock Exchange. The Board has also determined in accordance with Section 303 that at least one member of the Audit Committee possesses accounting or related financial management expertise and qualifies as an "audit committee financial expert." The Audit Committee's function is to select independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and internal controls. The Audit Committee, because it consists solely of the Independent Directors, also determines, at least annually, whether the Fund's advisory and other arrangements should be approved for continuance for the following year.

     The Fund has adopted a written charter for the Audit Committee, which is attached as Exhibit A to this Proxy Statement. The Fund's Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from KPMG LLP ("KPMG"), independent public accountants for the Fund. The Audit Committee has discussed with KPMG such firm's independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No.
61. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent public accountants is compatible with maintaining the independence of those accountants.

     The Audit Committee met three times during the fiscal year ended March 31, 2004. Messrs. Dorsey and LaBlanc were in attendance at each of the Audit Committee meetings; Mr. Whitehead attended two of the three Audit Committee meetings; Mr. McCorkindale attended one of the three Audit Committee meetings. In addition, the Committee met on May 25, 2004 to review the Fund's audited financial statements. All members of the Committee attended that meeting. Attached as Exhibit B is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements. Following the Audit Committee's review and discussion regarding the audit of the Fund's financial statements with fund management and the independent public accountants, the Audit Committee recommended to the Directors that the Fund's audited financial statements for the 2003 fiscal period be included in the Fund's Annual Report to Stockholders.

NOMINATING COMMITTEE

     The Fund has a standing Nominating Committee that currently consists of all of the Independent Directors of the Fund, Messrs. Carson, Dorsey, La Blanc, McCorkindale and Whitehead. The Nominating Committee's primary responsibility is to recommend nominees for election as Fund Director to the full Board of Directors. The Fund has not adopted a charter of the Nominating Committee although there are procedures that the Committee follows to identify and evaluate potential nominees. The Nominating Committee did not meet during the fiscal year ended March 31, 2004.

     NOMINEE QUALIFICATIONS. The Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also considers whether prospective nominees have knowledge in areas important to the Board's operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as independent directors, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.

     IDENTIFICATION OF NOMINEES. The Nominating Committee considers prospective candidates from stockholders and any other source it deems appropriate. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of the Chairperson of the Committee, Eugene C. Dorsey (addressed c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed above. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth;
(3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with the Committee would be arranged. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

     The Fund has a standing Qualified Legal Compliance Committee that currently consists of all of the Independent Directors of the Fund except Mr. Carson, currently Messrs. Dorsey, La Blanc, McCorkindale and Whitehead. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by an officer, director, employee or agent of the Fund. The QLCC did not meet during the fiscal period ended March 31, 2004.

     The Board of Directors does not have a standing compensation committee.

     Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.


--------------------------------------------------------------------------------

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEES.

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain personnel of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal period, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal period, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the 1940 Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal period.

         DIRECTOR ATTENDANCE AT MEETINGS AND STOCKHOLDER COMMUNICATIONS

     Mr. Mooney, or another Director of the Fund in his absence, attends and chairs the Fund's Annual Meeting of Stockholders. Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to Thomas T. Mooney (addressed c/o The High Yield Plus Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8. See "Stockholder Proposals" below.

                INFORMATION ON THE FUND'S INDEPENDENT ACCOUNTANTS

     At a meeting held on February 25, 2004, upon the recommendation of the Audit Committee, a majority of the Independent Directors, selected KPMG as independent accountants for the Fund for the fiscal year ended March 31, 2004. The selection of KPMG was ratified by the entire Board. KPMG has advised the Fund that, to the best of its knowledge and belief, as of the record date, no KPMG professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of KPMG as independent accountants.

     Prior to the appointment of KPMG as the Fund's independent accountants, PricewaterhouseCoopers LLP ("PwC") was the Fund's independent accountants. At the February 25, 2004 meeting, the Board determined not to reappoint PwC as independent accountants for the Fund. PwC's reports on the financial statements for the two years preceding their release contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding PwC's release, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

INDEPENDENT PUBLIC ACCOUNTANTS' FEES

     The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to Wellington, Prudential and any entity controlling, controlled by or under common control with Wellington or Prudential that provides ongoing services to the Fund (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Fund.

     The tables below set forth the fees billed by PwC and KPMG for the fiscal years ended March 31, 2003 and March 31, 2004, respectively, for (i) all audit and non-audit services provided directly to the Fund and (ii) those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the Fund's operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

     o AUDIT FEES are for the audit of the Fund's annual financial statements included in the Fund's reports to stockholders and in connection with statutory and regulatory filing or engagements;

     o AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

     o    TAX FEES include tax compliance, tax advice and tax planning; and

     o    ALL OTHER FEES are for other products and services provided.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO THE FUND:

     For the fiscal year ended March 31, 2003.

       AUDIT FEES        AUDIT-RELATED FEES($)      TAX FEES      ALL OTHER FEES
       ----------        ---------------------      --------      --------------
         $30,000                  None                None             None

     For the fiscal year ended March 31, 2004.

       AUDIT FEES        AUDIT-RELATED FEES($)      TAX FEES      ALL OTHER FEES
       ----------        ---------------------      --------      --------------
         $22,500                  None                None             None

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE FUND'S AFFILIATED SERVICE PROVIDERS FOR WHICH PRE-APPROVAL BY THE COMMITTEE WAS REQUIRED:

     For the fiscal year ended March 31, 2003.

      AUDIT-RELATED FEES($)           TAX FEES            ALL OTHER FEES
      ---------------------           --------            --------------
               None                     None                   None

     For the fiscal year ended March 31, 2004.

       AUDIT-RELATED FEES($)          TAX FEES            ALL OTHER FEES
       ---------------------          --------            --------------
               None                     None                   None

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO THE FUND AND ITS AFFILIATED SERVICE PROVIDERS, REGARDLESS OF WHETHER PRE-APPROVAL WAS REQUIRED.

     For the fiscal year ended March 31, 2003.

       AGGREGATE NON-AUDIT FEES($)
     -------------------------------

                $836,000

     For the fiscal year ended March 31, 2004.

       AGGREGATE NON-AUDIT FEES($)
     -------------------------------

                  None

     The Audit Committee of the Fund has reviewed the non-audit services provided by the Fund's independent accountants to the Fund's Affiliated Service Providers that were not subject to the Committee's pre-approval and has determined that the provision of such services is compatible with maintaining the accountants' independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES.

     Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund's Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, in accordance with the Fund's By-Laws, the laws of the state of Maryland and the proxy rules under the 1934 Act, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund. The Chairperson of the Meeting may refuse to acknowledge the introduction of any stockholder proposal not made in accordance with the procedures set forth below in the section entitled "Stockholder Proposals".

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment-counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2004, the Investment Adviser held discretionary investment authority over client assets totaling approximately $416 billion. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment-counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator, Prudential Investments LLC, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2005 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by April 8, 2005. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by April 8, 2005 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,


                                             /s/ ARTHUR BROWN


                                             ARTHUR J. BROWN
                                               SECRETARY

Dated: July 2, 2004

                         THE HIGH YIELD PLUS FUND, INC.





                            NOTICE OF ANNUAL MEETING
                                  TO BE HELD ON
                                 AUGUST 17, 2004
                                       AND
                                 PROXY STATEMENT




                                 PROXY STATEMENT

                                                                      APPENDIX A

                         THE HIGH YIELD PLUS FUND, INC.
                             AUDIT COMMITTEE CHARTER

I.   AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committee of The High Yield Plus Fund, Inc. (the "Fund") shall consist of at least three members appointed by the Board of Directors ("Board"). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Investment Company Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be "financially literate"--I.E., able to read and understand a company's financial statements, including the balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee must have finance, accounting or related financial management expertise.

     The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.  PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b)  to  oversee  the  quality  and  integrity  of  the  Fund's   financial
          statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

     (e) to act as a liaison between the Fund's independent auditors and the full Board;

     (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors; and

     The independent auditors for the Fund shall report directly to the Audit Committee.

III. DUTIES AND POWERS OF THE AUDIT COMMITTEE

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select and approve in advance the retention of auditors to annually audit and provide their opinion on the Fund's financial statements; to oversee the performance of the auditors and, if the Committee deems it appropriate, to approve the termination of their engagement; to recommend that those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company
          Act) approve such retention or termination; and, in connection with the foregoing, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

          (i)   the audit firm's internal quality-control procedures;

          (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

          (iii) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or administrator or any control affiliate thereof that provides ongoing services to the Fund.

          It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser, administrator or any entity controlling, controlled by, or under common control with its investment adviser or administrator ("adviser/administrator affiliate") that provides ongoing services to the Fund, if the engagement by the investment adviser, administrator or adviser/administrator affiliate relates directly to the operations and financial reporting of the Fund;

     (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser, administrator or adviser/administrator affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

     (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements, and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

     (j) to resolve disagreements between management and the auditors regarding financial reporting;

     (k) to consider any difficulties that may have arisen in the course of the audit, including any limitations upon the scope of the audit;

     (l) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

     (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator or any other provider of accounting related services for the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (n) to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, e.g., the types of information to be disclosed and the type of presentation to be made;

     (o)  to  review  in a  general  manner,  but not as a  committee  to assume
          responsibility   for,  the  Fund's  processes  with  respect  to  risk
          assessment and risk management;

     (p) to set clear policies relating to the hiring by entities within the Fund's investment company complex1 of employees or former employees of the independent auditors;

     (q)  to   investigate   or   initiate  an   investigation   of  reports  of
          improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (s) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority from the Fund that is appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members.


------------------

(1)  "Investment  company  complex"  includes:
     o    the  fund  and its  investment adviser or sponsor;
     o any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
     o any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.  ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements;
(2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director is not a member.

V.   OPERATIONS OF THE AUDIT COMMITTEE

     (a) The Audit Committee shall meet on a regular basis and at least [two] times per year and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

     (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's By-laws.

     (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser or administrator and with other entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

     (i)  The Audit Committee shall evaluate its performance at least annually.

                                                                      APPENDIX B

                         THE HIGH YIELD PLUS FUND, INC.
                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of The High Yield Plus Fund, Inc. (the "Fund") operates pursuant to a Charter dated May 25, 2004, which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on May 25, 2004 to review the Fund's audited financial statements for the fiscal period ended March 31, 2004. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Funds' management and their independent auditors, KPMG, LLP ("KPMG"). The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with KPMG its independence.

     The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and KPMG.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal period ended March 31, 2004.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

David E. A. Carson                     Douglas C. McCorkindale
Eugene C. Dorsey                       Clay T. Whitehead
Robert E. La Blanc



May 25, 2004

THE HIGH YIELD PLUS FUND, INC.


PROXY
STATEMENT




THE HIGH
YIELD PLUS
FUND, INC.


NOTICE OF
ANNUAL MEETING
TO BE HELD ON
AUGUST 17, 2004
AND
PROXY STATEMENT

                                      PROXY

                         THE HIGH YIELD PLUS FUND, INC.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lori E. Bostrom and Arthur J. Brown as proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on June 18, 2004 at the Annual Meeting of Stockholders to be held on August 17, 2004, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

---------------------------------------------------------          ---------------------------------------------------

---------------------------------------------------------          ---------------------------------------------------

---------------------------------------------------------          ---------------------------------------------------

 --------
|        |  PLEASE MARK VOTES AS IN
|   X    |  THIS EXAMPLE
 --------

--------------------------------------------------------------------------------
                         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------


The Board of Directors recommends a vote "FOR" the following nominees:


1.   Election of Directors.

     Class I Nominees: (01) Eugene C. Dorsey
                       (02) David E.A. Carson

                         ---              ---
     For All Nominees   |   |            |   |  Withheld from
                         ---              ---   All Nominees


      ---
     |   |
      ---  __________________________________________
           For all nominee(s) except as written above



                                         For           Against        Abstain

2.    To consider and act upon any       ---            ---             ---
      other business as may properly    |   |          |   |           |   |
      come before the meeting and any    ---            ---             ---
      adjournment thereof.





      Mark box at right if an address      ---
      change or comment has been          |   |
      noted on the reverse side of this    ---
      card.


      Please be sure to sign and date this Proxy



Signature: ____________________  Date: ______________


Signature: ____________________  Date: ______________